CAPITAL APPRECIATION VARIABLE ACCOUNT	HIGH YIELD VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT	MONEY MARKET VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT	TOTAL RETURN VARIABLE ACCOUNT

Effective immediately, the first paragraph of the sub-section entitled “Annuity Commencement Date” under the main heading “Annuity Provisions” is restated in its entirety as follows:

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance of the Contract and before the first month following the Annuitant’s 95th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.